UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	February 22, 2007

RIDGEWOOD ELECTRIC POWER TRUST V
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24143	22-3437351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1314 King Street, Wilmington, DE 19801	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(302) 888-7444

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On February 22, 2007, Ridgewood UK, LLC (“Ridgewood UK”), a Delaware limited liability company (owned 70% by Ridgewood Electric Power Trust V (“Trust V”) and 30% by The Ridgewood Power Growth Fund (“Growth Fund”) and Arbutus Energy Limited, a company incorporated in Jersey in the Channel Islands (“Arbutus Energy”), completed the sale (the “Sale”) to MEIF LG Energy Limited (the “Buyer”) of all of the issued and outstanding shares of CLPE Holdings Limited, a United Kingdom limited company (“CLPE Holdings”) pursuant to a previously-announced agreement (the “Sale Agreement”), dated January 23, 2007, among Ridgewood UK, Arbutus Energy, Ridgewood ROC 2003 LLC (“ROC I”), Ridgewood ROC II 2003 LLC (“ROC II”), Ridgewood ROC III 2003 LLC (“ROC III”), Ridgewood ROC IV 2004 LLC (“ROC IV”) as sellers (collectively, the “Sellers”), and the Buyer, as the purchaser. ROC I, ROC II, ROC III and ROC IV are referred to herein collectively as the “Ridgewood ROCs”. The Ridgewood ROCs, Trust V and Growth Fund are all managed by Ridgewood Renewable Power LLC (the “Manager”).

Prior to the consummation of the Sale, Ridgewood UK had owned 88% of the issued and outstanding shares of CLPE Holdings and the remaining 12% of CLPE Holdings had been owned by Arbutus Energy.

Under the Sale Agreement, at closing, the Buyer acquired (i) 100% of the issued and outstanding shares (the “Shares”) of CLPE Holdings from Ridgewood UK and Arbutus Energy, and (ii) substantially all of the assets (the “Assets”) of each of the Ridgewood ROCs. The Assets and the Shares constitute all the landfill gas business located in the United Kingdom of Ridgewood UK and the Ridgewood ROCs.

In accordance with the Sale Agreement, at closing, the Buyer paid an aggregate purchase price for the Shares and the Assets of £117.8 million ($229.5 million), which is subject to a working capital adjustment that management of Trust V and Growth Fund currently estimates will result in an increase to the purchase price of approximately £5.7 million ($11.1 million). After adjustment, the purchase price for the Shares is expected to be approximately £24.7 million ($48.2 million), of which approximately £15.2 million ($29.6 million) will be attributable to Trust V and approximately £6.5 million ($12.7 million) will be attributable Growth Fund, with Arbutus Energy to receive the remaining balance. On February 23, 2007, the Manager caused a portion of the sales proceeds to be converted from sterling into US dollars which was done at the rate of 1.9483 U.S. dollars for each pound sterling, which is the basis upon which we have converted pound sterling to U.S. dollars for purposes of this Current Report on Form 8-K. Actual exchange rates used to convert the remainder of the consideration into U. S. dollars may vary and that variance could be material.

Pursuant to a Sellers Agreement among the Sellers, dated January 23, 2007 (the “Sellers Agreement”), after the closing of the Sale, Trust V and Growth Fund will receive through Ridgewood UK a payment from each of the Ridgewood ROCs which compensates Ridgewood UK for the loss of payments under certain services contracts. The aggregate of these payments is approximately £5.5 million ($10.8 million), £3.9 million ($7.5 million) of which is allocable to Trust V and £1.7 million ($3.2 million) of which is allocable to Growth Fund. The consideration received by the Sellers will be reduced by transaction costs and related expenses estimated to be £4.7 million ($9.1 million), £1.0 million ($2.0 million) of which is allocable to Trust V and £0.4 million ($0.9 million) of which is allocable to Growth Fund. An amount of £40 million ($77.9 million) of the consideration paid by the Buyer at the closing has been held back for a period of 30 days after the closing for the purpose of satisfying certain claims that the Buyer may make against the Sellers related to the Sale Agreement. Of the amount held back, £7.6 million ($14.9 million) was contributed by Trust V and £3.3 million ($6.4 million) was contributed by Growth Fund. Management does not believe that there is a basis for any such claims at this time.

In connection with the Sale, the Manager waived its right to receive a distribution from Trust V and Growth Fund related to the Sale.

On February 26, 2007, the Manager issued a press release announcing the closing of the Sale, a copy of which is furnished as Exhibit 99 hereto.

Copies of the Sale Agreement and the Sellers Agreement are filed as Exhibits 10.1 and 10.2, respectively, to Current Reports on Form 8-K filed with the Securities and Exchange Commission by each of Trust V and Growth Fund on January 29, 2007.

Cautionary Statement Regarding Forward-looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and the “safe harbor” provisions thereof. These forward-looking statements are usually accompanied by the words “anticipates,” “believes,” “plan,” “seek,” “expects,” “intends,” “estimates,” “projects,” “will receive,” “will likely result,” “will continue,” “future” and similar terms and expressions.

These forward-looking statements reflect our current views with respect to future events. To make these statements, we have had to make assumptions as to the future. We have also had to make estimates in some cases about events that have already occurred, and to rely on data that may be found to be inaccurate at a later time. Because these forward-looking statements are based on assumptions, estimates and changeable data, and because any attempt to predict the future is subject to other errors, future results may be materially different from those discussed or anticipated in this report. Some of the events that could cause actual results to differ materially from those anticipated include, among other things, an assertion of claims against the held back funds, changes in currency exchange rates between the date hereof and the date when funds are actually converted from pounds sterling to U.S. dollars, and actual transaction costs and expenses varying from estimated amounts.

You should not rely on these forward-looking statements without considering all of the things that could make them inaccurate. We undertake no obligation to publicly revise these forward-looking statements to reflect events or circumstances that may arise after today. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this section.

Item 9.01. Financial Statements and Exhibits.

(b) Pro forma financial information. The financial information required by this Item 9.01(b) has not been included with this filing and will be filed by amendment to this Current Report on Form 8-K.

(d) Exhibits.

Exhibit No.	Title
99	Press Release issued by Ridgewood Renewable Power LLC on February 26, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIDGEWOOD ELECTRIC POWER TRUST V

Date: February 28, 2007   By: /s/ DOUGLAS R. WILSON
                 Name: Douglas R. Wilson
                 Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title
99	Press Release issued by Ridgewood Renewable Power LLC on February 26, 2007